                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                                  CELGENE CORPORATION
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                              CELGENE CORPORATION
                              7 POWDER HORN DRIVE
                            WARREN, NEW JERSEY 07059

                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

     The annual meeting of stockholders of CELGENE CORPORATION (the 'Corporation') will be held at the offices of Proskauer Rose Goetz & Mendelsohn LLP, 1585 Broadway, 26th floor, New York, New York 10036 on Friday, June 14, 1996, at 1:00 p.m., local time, for the following purposes:

          1. to elect seven directors;

          2. to consider and act upon a proposal to approve the amendment of the Corporation's 1992 Long-Term Incentive Plan to continue to qualify it under
     Section 162(m) of the Internal Revenue Code of 1986, as amended, and regulations thereunder;

          3. to consider and act upon a proposal to confirm the appointment of KPMG Peat Marwick LLP as the independent certified public accountants of the Corporation for the current fiscal year; and

          4. to transact any such other business as may properly come before the meeting and at any adjournment thereof.

     The Board of Directors has fixed the close of business on Friday, April 26, 1996 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

     A proxy and return envelope are enclosed for your convenience.

                                          By order of the Board of Directors
                                          JOHN W. JACKSON
                                          Chairman of the Board and
                                          Chief Executive Officer

May 13, 1996

                             YOUR VOTE IS IMPORTANT
                        Please mark, sign, and date the
                                    enclosed
                       proxy card and return it promptly
                        in the enclosed self-addressed,
                               stamped envelope.

                              CELGENE CORPORATION
                              7 POWDER HORN DRIVE
                            WARREN, NEW JERSEY 07059

                       ---------------------------------
                                PROXY STATEMENT
                       ---------------------------------

     This Proxy Statement is furnished to the stockholders of Celgene Corporation, a Delaware corporation (the 'Corporation'), in connection with the solicitation of proxies by the Board of Directors for use at the annual meeting of stockholders of the Corporation to be held on June 14, 1996, and at any adjournment thereof. A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about May 14, 1996.

     Only stockholders of record at the close of business on April 26, 1996, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date the Corporation had outstanding 9,111,133 shares of common stock, par value $.01 per share (the 'Common Stock'), which are the only securities of the Corporation entitled to vote at the stockholders meeting, each share being entitled to one vote.

     Stockholders who execute proxies may revoke them by giving written notice to the Chief Executive Officer of the Corporation at any time before such proxies are voted. Attendance at the meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the meeting at any time prior to the voting of the proxy.

     The Board of Directors does not know of any matter that is expected to be presented for consideration at the meeting, other than the election of directors, amendment of the 1992 Long-Term Incentive Plan and the confirmation of the appointment of the independent certified public accountants of the Corporation for the current year. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

     The Corporation will bear the cost of the meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers, and regular employees of the Corporation (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy material to their principals, and the Corporation will reimburse them for their expenses.

     All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Corporation intend to vote FOR the nominees for election as directors of the Corporation listed herein, FOR the approval of the amendment of the Corporation's 1992 Long-Term Incentive Plan, and FOR the confirmation of the appointment of KPMG Peat Marwick LLP as independent certified public accountants of the Corporation for the current fiscal year. With regard to the election of directors, votes cast may be withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors, and will be counted as present for purposes of determining the existence of a quorum regarding the item on which the abstention is noted.

     Pursuant to the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian, trustee, or in similar representative or fiduciary capacity with authority to vote or (ii) the broker is acting pursuant to the rules of any national securities exchange of which the broker is also a member. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of directors and will be the equivalent of a vote against the amendment of the 1992 Long-Term Incentive Plan but will be considered present for purposes of determining a quorum.

                             PRINCIPAL STOCKHOLDERS

     The only persons known by the Board of Directors to be the beneficial owners of more than five percent of the outstanding shares of Common Stock, as of March 31, 1996, are indicated below:

                                                                       AMOUNT AND
                                                                       NATURE OF
                        NAME AND ADDRESS OF                            BENEFICIAL      PERCENT
                          BENEFICIAL OWNER                             OWNERSHIP       OF CLASS
- --------------------------------------------------------------------   ----------      --------

Donald P. Moriarty .................................................     773,500(1)      8.49%
  c/o McGrath, Doyle & Phair
  150 Broadway
  New York, New York 10038
Dimensional Fund Advisors Inc. .....................................     602,300(2)      6.61%
  1299 Ocean Avenue
  Santa Monica, CA 90401

- ------------

(1) Information regarding Donald P. Moriarty was obtained from a Schedule 13D filed by him with the Securities and Exchange Commission. Such Schedule 13D states that Mr. Moriarty is deemed to be the beneficial ownership of and have sole dispositive power over the 773,500 shares of Common Stock and that such shares are held by Mr. Moriarty, his family members, and Twin Oaks Partners, a partnership in which he is a general partner.

(2) Information regarding Dimensional Fund Advisors Inc. ('Dimensional') was obtained from a Schedule 13G, as amended, filed by it with the Securities and Exchange Commission. Such Schedule 13G states that Dimensional, a registered investment advisor, is deemed to be the beneficial ownership of and have sole dispositive power over the 602,300 shares of Common Stock; that such shares are held in portfolios of DFA Investment Dimensions Group Inc., an open-end investment company registered under the Investment Company Act of 1940 (the 'Fund') or in a series of the DFA Investment Trust Company, a Delaware business trust (the 'Trust'), or DFA Group Trust and DFA
    Participating Group Trust, investment vehicles for qualified employee benefit plans, as to all of which Dimensional serves as investment manager; that Dimensional disclaims beneficial ownership of such shares; that persons who are officers of Dimensional also serve as officers of the Fund and the Trust; and that in their capacity as officers of the Fund and the Trust, these persons vote 227,800 shares owned by the Fund and 4,800 shares owned by the Trust (a total of 369,700 shares), and Dimensional is deemed to have sole voting power over such shares.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

     At the meeting, seven Directors are to be elected, each to hold office (subject to the Corporation's By-Laws) until the next annual meeting and until his successor has been elected and qualified. Each nominee has consented to being named as a nominee in this Proxy Statement and to serve if elected. If any nominee listed in the table below should become unavailable for any reason, which management does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the management prior to or at the meeting, or, if no substitute is selected by the management prior to or at the meeting, for a motion to reduce the membership of the Board to the number of nominees available. Directors will be elected by a plurality of the votes cast. There are no family relationships between any of the directors and executive officers of the Company. The information concerning the nominees and their security holdings has been furnished by them to the Corporation.

                                                          PRINCIPAL OCCUPATION DURING
                                                            THE PAST FIVE YEARS, ANY                     YEAR FIRST
                                                        OFFICE HELD IN THE CORPORATION,                   ELECTED
              NAME                  AGE                     AND OTHER DIRECTORSHIPS                      A DIRECTOR
- ---------------------------------   ---   ------------------------------------------------------------   ----------
John W. Jackson..................   51    Chairman  of the  Board and  Chief Executive  Officer of the      1996
                                            Corporation since January, 1996. Founder and President  of
                                            Gemini  Medical,  a consulting  firm which  specialized in services to  start-up  medical  device  and  biotechnology companies  and  investment advice,  from February  1991 to
                                            January 1996; President  of the  worldwide Medical  Device
                                            Division  of  American  Cyanamid  from  February  1986  to
                                            January 1991; various  international positions,  including
                                            Vice  President-International  for American  Cyanamid from
                                            1978 to 1986; several human health marketing positions  at
                                            Merck & Company from 1971 to 1978.
Sol J. Barer.....................   49    President  of the  Corporation since October  1993 and Chief      1994
                                            Operating Officer  of the  Corporation since  March  1994;
                                            Senior  Vice President -- Science  and Technology and Vice
                                            President/General   Manager   Chiral   Products   of   the
                                            Corporation  from October  1990 to October  1993; and Vice
                                            President -- Technology of the Corporation from  September
                                            1987 to October 1990.
Frank T. Cary....................   75    Chairman  of the Executive Committee of the Board since June      1986
                                            1990; Chairman of the Board  of the Corporation from  July
                                            1986  to July 1990; Former Chairman of the Board and Chief
                                            Executive  Officer  of  International  Business   Machines
                                            Corporation,    a   computer    and   business   equipment
                                            manufacturer,  from  1973  to  1981;  director  of  Cygnus
                                            Therapeutic  Systems, ICOS Corporation,  Lincare Inc., SPS
                                            Transaction Services,  Inc., Lexmark  International,  SEER
                                            Technologies, Inc., ONCORx and Teltrend, Inc.

                                                          PRINCIPAL OCCUPATION DURING
                                                            THE PAST FIVE YEARS, ANY                     YEAR FIRST
                                                        OFFICE HELD IN THE CORPORATION,                   ELECTED
              NAME                  AGE                     AND OTHER DIRECTORSHIPS                      A DIRECTOR
- ---------------------------------   ---   ------------------------------------------------------------   ----------
Arthur Hull Hayes, Jr............   62    President   and  chief  operating   officer  of  MediScience      1995
                                            Associates, Inc.,  a  consulting organization  that  works
                                            with   pharmaceutical  firms,   biomedical  companies  and
                                            foreign  governments,   since   July  1991;   partner   in
                                            IssueSphere,  a public affairs firm that focuses on health
                                            science  issues,   since  November   1995;  professor   in
                                            medicine,  pharmacology and family  and community medicine
                                            at  New  York  Medical  College;  clinical  professor   of
                                            medicine   and  pharmacology  at  the  Pennsylvania  State
                                            University  College  of  Medicine;  President  and   Chief
                                            Executive  Officer of  E.M. Pharmaceuticals, a  unit of E.
                                            Merck AG, from 1986 to 1990; Commissioner of the U.S. Food and Drug  Administration from  1981 to  1983; director  of
                                            Myriad Genetics, Inc. and NaPro BioTherapeutics, Inc.
Richard C. E. Morgan.............   51    A  general partner  of Wolfensohn  Partners L.P.,  a venture      1987
                                            capital partnership and the general partner of  Wolfensohn
                                            Associates  L.P.,  since 1986;  Chairman,  Chief Executive
                                            Officer, and director of Lasertechnics, Inc.; Chairman and
                                            director  of   MediSense,   Inc.;   director   of   SEQUUS
                                            Pharmaceuticals, Inc.; and Chairman and director of Quidel
                                            Corp.
Walter L. Robb...................   68    Private consultant and President of Vantage Management Inc.,      1992
                                            a  consulting and investor services company, since January
                                            1993; Senior  Vice President  for Corporate  Research  and
                                            Development  of General  Electric Company,  a consumer and industrial products company and broadcaster, and a  member of  its Corporate Executive Council  from 1986 to December
                                            1992; Chairman of the Board of Neopath, Inc.; director  of
                                            Marquette Electronics, Inc. and Cree Research Inc.
Lee J. Schroeder.................   67    President    of   Lee   Schroeder    &   Associates,   Inc.,      1995
                                            pharmaceutical business consultants  since 1985;  director of  FirsTier Bank Lincoln,  N.A., Harris Technology Group,
                                            Inc., Bryan Memorial  Hospital, MGI Pharmaceutical,  Inc.,
                                            Ascent  Pharmaceuticals, and  Interneuron Pharmaceuticals,
                                            Inc.

BENEFICIAL OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The table below sets forth the beneficial ownership of the Common Stock as of March 31, 1996 (i) by each director, (ii) by each of the executive officers named in the 'Summary Compensation Table,' and (iii) by all directors and executive officers of the Corporation as a group.

                                                                                   AMOUNT AND NATURE OF
                                                                                  BENEFICIAL OWNERSHIP OF
                                                                                      COMMON STOCK AS        PERCENT
                NAME                                  POSITION                       OF MARCH 31, 1996       OF CLASS
- ------------------------------------  -----------------------------------------   -----------------------    --------

John W. Jackson.....................  Chairman of the Board and Chief Executive            83,733(1)(2)        *
                                        Officer
Sol J. Barer........................  President, Chief Operating Officer, and a           153,334(1)            1.7%
                                        Director
Frank T. Cary.......................  Director                                             65,000(1)           *
Arthur Hull Hayes, Jr...............  Director                                               --  (1)           *
Richard C.E. Morgan.................  Director                                            292,055(1)(3)         3.2%
Walter L. Robb......................  Director                                             21,000(1)           *
Lee J. Schroeder....................  Director                                              5,000(1)           *
Richard G. Wright...................  Former Chairman of the Board and Chief              150,000(1)            1.6%
                                        Executive Officer
All directors and current executive
  officers of the Corporation as a group (seven persons).......................           620,122(4)            6.8%

- ------------

*  Less than one percent (1%).

(1) Includes shares of Common Stock which the directors and executive officers had the right to acquire through the exercise of options within 60 days of March 31, 1996, as follows: John W. Jackson -- 83,333; Sol J. Barer -- 153,334 shares; Frank T. Cary -- 40,000 shares; Richard C.E.
    Morgan -- 35,000 shares; Walter L. Robb -- 13,000 shares; and Richard G. Wright -- 150,000 shares. Does not include shares of Common Stock which the directors and executive officers had the right to acquire through the exercise of options not exercisable within 60 days of March 31, 1996, as follows: John W. Jackson -- 166,667; Sol J. Barer -- 94,486; Frank T.
    Cary -- 21,000; Arthur Hull Hayes, Jr. -- 20,000; Richard C.E. Morgan -- 21,000 shares; Walter L. Robb -- 21,000; and Lee Schroeder -- 21,000 shares. Includes as to Walter L. Robb, 4,000 shares of Common Stock subject to restricted stock awards, 1,334 of which shares were subject to forfeiture as of March 31, 1996.

(2) Includes 400 shares owned by Donald M. Jackson, the son of Mr. Jackson, as to which shares Mr. Jackson disclaims beneficial ownership.

(3) Includes 252,055 shares of Common Stock owned by Wolfensohn Associates L.P., of which Wolfensohn Partners L.P. is the general partner. Mr. Morgan is a general partner of Wolfensohn Partners L.P. Mr. Morgan's indirect pecuniary interest in such shares of Common Stock, within the meaning of Rule
    16a-1(a)(2)(ii)(B) under the Securities Exchange Act of 1934, is significantly less than the amount disclosed. Mr. Morgan otherwise disclaims beneficial ownership of such shares of Common Stock owned by Wolfensohn Associates L.P.

(4) Includes or excludes, as the case may be, shares of Common Stock as indicated in the preceding footnotes.

DIRECTOR COMPENSATION

     Directors do not receive salaries or cash fees for serving as directors nor do they receive any cash compensation for serving on committees; however, all members of the Board of Directors who are not employees of the Corporation ('Non-Employee Directors') are reimbursed for their expenses for each meeting attended and are eligible to receive stock options pursuant to the 1995 Non-Employee Directors' Plan (the '1995 Directors' Plan').

     The 1995 Directors' Plan was adopted by the Board of Directors on April 5, 1995, and approved by Corporation's stockholders at the 1995 Annual Meeting of Stockholders. The 1995 Directors' Plan provides for the granting to Non-Employee Directors of non-qualified options to purchase an aggregate of not more than 250,000 shares (subject to adjustment in certain circumstances) of Common Stock.

     Under the 1995 Directors' Plan, each Non-Employee Director as of April 5, 1995 was granted a non-qualified option to purchase 20,000 shares of Common Stock, and each new Non-Employee Director upon the date of his election or appointment will be granted a non-qualified option to purchase 20,000 shares of Common Stock. These initial options vest in four equal annual installments commencing on the first anniversary of the date of grant, assuming the Non-Employee Director remains a director.

     Upon the date of the 1995 Annual Meeting of Stockholders, each Non-Employee Director was also granted a non-qualified option to purchase 6,000 shares of Common Stock. Upon the date of the Annual Meeting of Stockholders each year after 1995, each Non-Employee Director will be granted a non-qualified option to purchase 10,000 shares of Common Stock (or a pro rata portion thereof if the director did not serve the entire year since the date of the last annual meeting). These options vest in full on the date of the first Annual Meeting of Stockholders held following the date of the grant, assuming the Non-Employer Director is a director on that date.

     All options granted pursuant to the 1995 Directors' Plan will expire no later than 10 years from the date of grant and no options may be granted after June 16, 2005. If a Non-Employee Director terminates his service on the Board of Directors for any reason, options which were exercisable on the date of termination and which have not expired may be exercised at any time until the date of expiration of such options. In addition, if there is a change of control and within two years thereafter, a director is removed without cause (as defined) or is not nominated for election by the Corporation's stockholders, all unvested portions of a stock option will automatically vest.

     In 1995, pursuant to the 1995 Directors' Plan, each of Messrs. Cary, Morgan, Robb and Schroeder received an option to purchase 20,000 shares of Common Stock at an exercise price of $5.75 per share, the fair market value of the stock on the date of the grant, and each also received an option to purchase 6,000 shares of Common Stock at an exercise price of $8.125 per share, the fair market value of the stock on the date of the grant. Upon his election as a director in December 1995, Mr. Hayes received an option to purchase 20,000 shares of Common Stock at an exercise price of $10.50 per share, the fair market value of the stock on the date of the grant.

BOARD COMMITTEES AND MEMBERSHIP

     The Corporation has an Executive Committee of the Board of Directors, whose current members are Frank T. Cary, Chairman, Sol J. Barer, John W. Jackson and Richard C. E. Morgan. The Executive Committee held no meetings in 1995. The Executive Committee has and may exercise all of the powers and authority of the full Board of Directors of the Corporation, subject to certain exceptions.

     The Corporation has an Audit Committee of the Board of Directors, consisting entirely of outside directors, the current members of which are Walter L. Robb, Chairman, Frank T. Cary, Richard C. E. Morgan, and Lee J. Schroeder. The Audit Committee held one meeting in 1995. The Board of Directors has delegated to the Audit Committee the following duties: reviewing with the independent auditors the plans and results of the audit engagement; reviewing the adequacy, scope, and results of the internal accounting controls and procedures; reviewing the degree of independence of the auditors; reviewing the auditors' fees; and recommending the engagement of auditors to the full Board of Directors.

     The Corporation has a Management Compensation and Development Committee (the 'Compensation Committee') of the Board of Directors, whose current members are Richard C.E. Morgan, Chairman, Frank T. Cary, Walter L. Robb, and Lee J. Schroeder. The Compensation Committee held two meetings in 1995. The Compensation Committee has (i) the full power and authority to interpret the provisions and supervise the administration of the Corporation's 1986 Stock Option Plan and 1992 Long-Term Incentive Plan and to grant options outside of these plans and (ii) the authority to review all matters relating to the personnel of the Corporation.

     The Corporation does not have a nominating committee. The Board of Directors held ten meetings during 1995. During 1995, all of the directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board on which such director served.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Under the securities laws of the United States, the Corporation's directors, executive officers, and any persons holding more than 10 percent of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership, on a timely basis, to the Securities and Exchange Commission. Based on material provided to the Corporation, all such required reports were filed on a timely basis in 1995 except for the Initial Statement of Beneficial Ownership on Form 3 for Dr. Hayes, which report was filed approximately three weeks late.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table contains information about the compensation paid by the Corporation for services rendered in all capacities during the three years ended December 31, 1995 to the Chief Executive Officer of the Corporation and each of the most highly paid executive officers of the Corporation who earned more than $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                  LONG TERM
                                                                                                COMPENSATION
                                                                                         ---------------------------
                                                                                                   AWARDS
                                                                            ANNUAL       ---------------------------
                                                                         COMPENSATION      RESTRICTED
                                                                         ------------         STOCK         OPTIONS/
                 NAME AND PRINCIPAL POSITION                     YEAR     SALARY ($)     AWARD(S) ($)(1)    SARS (#)
- --------------------------------------------------------------   ----    ------------    ---------------    --------
Richard G. Wright ............................................   1995      $486,250(2)       --                   0
  Former Chief Executive Officer and                             1994       195,288(3)       --             150,000
  Chairman of the Board                                          1993        --              --               --
Sol J. Barer .................................................   1995      $200,000          --                   0
  President and Chief Operating Officer                          1994       197,000          --              54,080
                                                                 1993       180,000          --              30,000

- ------------

(1) No restricted stock awards were granted to either Mr. Wright or Dr. Barer during the last three years, and neither Mr. Wright nor Dr. Barer held any shares of Common Stock subject to restricted stock awards at December 31, 1995.

(2) Pursuant to his employment arrangement with the Corporation, in 1995 Mr. Wright was paid a salary of $236,250. Mr. Wright retired from the Corporation on December 31, 1995 and received a lump-sum payment of $250,000 in January, 1996. The Board of Directors also amended Mr. Wright's stock option agreement to permit him to retain 50,000 options, which vested as scheduled in March 1996 and which otherwise would have been canceled, and to permit Mr. Wright to exercise all of his options over the ten year life of the original grant, rather than within three months of the date of his retirement as provided for originally in his option agreement.

(3) Mr. Wright commenced his employment with the Corporation in March 1994. Accordingly, the 1994 number reflects a partial year's salary and a relocation allowance in the amount of $18,750.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     Sol J. Barer, President and Chief Operating Officer of the Corporation, is a party to an employment agreement with the Corporation expiring in September 1996. Pursuant to such agreement, Dr. Barer receives an annual salary of $200,000, subject to increase upon annual review. Except under certain circumstances, the Corporation may not terminate this agreement without 12 months' prior notice to Dr. Barer. Additionally, pursuant to Dr. Barer's employment agreement, he will be entitled to receive a cash payment equal to
2.99 times his base salary in the event of the termination of Dr. Barer's employment as a result of (i) his disability, (ii) the occurrence of certain events subsequent to a change in control of the Corporation (as defined in such agreement), or (iii) certain material breaches by the Corporation of such agreement.

     If during the two-year period following a change in control (as defined in the Corporation's 1992 Long-Term Incentive Plan) of the Corporation, (i) there is a change in an employee's title or a significant change in the nature or scope of his employment or duties and such person terminates his employment within 90 days following such change or (ii) an employee's employment by the Corporation is terminated without cause (as defined), then all of the options held by such employee then outstanding will become immediately and fully exercisable, and all restrictions applicable to restricted stock automatically will terminate.

STOCK OPTIONS

     No stock options or stock appreciation rights ('SARs') were granted to the named executive officers during the year ended December 31, 1995 and there were no options or SARs exercised by such officers during 1995. As of December 31, 1995 no SARs were outstanding.

     The following table sets forth information with respect to options held as of December 31, 1995 by each of the named executive officers.

                         FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                                                                      OPTIONS                   IN-THE-MONEY OPTIONS
                                                               AT FISCAL YEAR-END (#)        AT FISCAL YEAR-END ($)(1)
                                                            ----------------------------    ----------------------------
                          NAME                              EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
- ---------------------------------------------------------   -----------    -------------    -----------    -------------

Richard G. Wright........................................     100,000          50,000        $ 650,000       $ 325,000
Sol J. Barer.............................................     126,974          48,346          637,078         266,262

- ------------

(1) Represents the difference between the closing market price of the Common Stock as reported by NASDAQ on December 31, 1995 of $13.375 per share and the exercise price per share of in-the-money options multiplied by the number of shares underlying the in-the-money options.

CERTAIN TRANSACTIONS

     For a discussion of certain transactions see 'Compensation Committee Interlocks and Insider Participation.'

REPORT OF THE MANAGEMENT COMPENSATION AND DEVELOPMENT COMMITTEE

     The Compensation Committee determines the Corporation's executive compensation policies. The Compensation Committee determines the compensation of the Corporation's executive officers and approves and oversees the administration of incentive compensation programs for all employees including executive officers. The Compensation Committee is composed solely of outside directors.

EXECUTIVE COMPENSATION POLICIES AND PROGRAMS

     The Corporation's executive compensation program is part of a company-wide program covering all employees. The program's goals are to attract, retain, and motivate employees, and it utilizes incentives such that employees and stockholders share the same risks. The compensation program is designed to link compensation to performance. A portion of each employee's compensation relates to the grant of stock options, and such grants are based on the successful attainment of strategic corporate, business unit, and individual goals. As the Corporation has not as yet attained significant commercial revenues, goals are set which relate to the successful attainment of strategic events.

     The Corporation does not have a pension plan or other capital accumulation program. Grants of stock options are therefore of great importance to executives as well as all employees. Any long-term value to be derived from such grants will be consistent with stockholder gains.

     Executive and employee compensation includes salary, employment-related benefits, and long-term incentive compensation:

     Salary. Salaries are set competitively relative to the chemical, biotechnology, and pharmaceutical industries -- industries with which the Corporation competes for its highly skilled personnel. Individual experience and performance is considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual goals.

     Benefits. All employees are eligible for similar benefits, such as health, disability, and life insurance.

     Long-Term Incentive Compensation. An incentive compensation program is established annually. The purpose of this program is to provide financial incentives to executives and employees to achieve annual corporate, business unit, and individual goals. The incentive program also aligns executive and employee interests with those of stockholders by using grants of stock options. Such grants vest over time thereby encouraging continued employment with the Corporation. The size of grants is tied to comparative biotechnology industry practices. To determine such comparative data, the Corporation relies on outside compensation consultants, the Corporation's auditors, and third party industry surveys.

     Under the Corporation's 1995 incentive program, it was agreed, subject to the achievement of certain goals in 1995 by the Corporation, that the Corporation would grant at a future date options to purchase shares of common stock. A similar incentive program has been designed for 1996 based on attainment of corporate, business unit, and individual goals. The program is open to all regular full-time employees, other than the executive officers of the Corporation.

     Chief Executive Officer Compensation. Pursuant to Mr. Wright's arrangement with the Corporation entered into on March 18, 1994, Mr. Wright received a salary of $236,250 for 1995. Mr. Wright did not participate in the 1995 Incentive Program. Mr. Wright's long-term incentive derived from the grant of stock options to purchase 150,000 shares of Common Stock awarded to him at the time he began serving as Chief Executive Officer. In consideration of his service to the Corporation, the Board of Directors also approved a payment to Mr. Wright of $250,000 upon his retirement from the Corporation at December 31, 1995. The Board of Directors also amended Mr. Wright's stock option agreement to permit him to retain 50,000 options, which vested as scheduled in March 1996 and which otherwise would have been canceled, and to permit Mr. Wright to exercise all of his options over the ten year life of the original grant, rather than within three months of the date of his retirement as provided for originally in his option agreement.

                                          Members of the Management Compensation
                                          and Development Committee

                                          RICHARD C. E. MORGAN, Chairman
                                          FRANK T. CARY
                                          WALTER L. ROBB
                                          LEE J. SCHROEDER

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee are Richard C. E. Morgan, Chairman, Frank T. Cary, Walter L. Robb, and Lee J. Schroeder. Richard C. E. Morgan is a general partner of Wolfensohn Partners L.P., which is the general partner of Wolfensohn Associates L.P. In connection with the purchase of Common Stock in a private placement in 1986, Wolfensohn Associates L.P.

received certain demand and 'piggyback' registration rights with respect to the Common Stock purchased by it under certain conditions.

PERFORMANCE GRAPH

     The following graph shows changes over the past five years in the value of $100 invested in: (1) the Corporation's Common Stock; (2) the Standard & Poor's 500 Index; and (3) the NASDAQ Pharmaceutical Index.

     The graph shows the value of $100 invested on December 31, 1995 in the Corporation's Common Stock or in one of the indexes, as applicable, including reinvestment of dividends, at December 31 for each of 1991-1995.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                AMOUNG CELGENE CORPORATION, THE S & P 500 INDEX
                       AND THE NASDAQ PHARMACEUTICAL INDEX


   INVESTMENT                   1990    1991    1992    1993    1994    1995

Celgene Corporation             100     235     202     108     87      206

S&P 500 Index                   100     130     140     155     157     215

Nasdaq Pharmaceutical Index     100     266     221     197     148     271

* $100 INVESTED ON 12/31/90 IN STOCK OR INDEX-
  INCLUDING REINVESTMENT OF DIVIDENDS,
  FISCAL YEAR ENDING DECEMBER 31.

                                  PROPOSAL TWO
                       APPROVAL OF AMENDMENTS TO THE 1992
                            LONG-TERM INCENTIVE PLAN

     The stockholders of the Corporation are asked to approve certain amendments to the Corporation's 1992 Long-Term Incentive Plan (the '1992 Incentive Plan') to ensure that stock options and stock appreciation rights granted thereunder continue to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the 'Code'). The Board of Directors approved these amendments to the 1992 Incentive Plan at a meeting of the Board of Directors on January 8, 1996, subject to the approval of stockholders. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present and entitled to vote at the annual meeting is required to approve the amendment of the 1992 Incentive Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO APPROVE THE AMENDMENT OF THE 1992 INCENTIVE PLAN.

BACKGROUND OF THE PROPOSAL TO AMEND THE 1992 INCENTIVE PLAN

     The final Treasury Department regulations under Section 162(m) of the Code were issued on December 20, 1995. Under Section 162(m), an employer's deduction for compensation paid to certain 'covered employees' (defined as the Chief Executive Officer and the four most highly compensated officers other than the Chief Executive Officer for the taxable year and who are employed on the last day of the taxable year) of publicly held corporations is limited to $1 million in a taxable year. Certain types of compensation such as 'qualified performance based compensation,' however, are not subject to the deduction limit and are not taken into account in determining whether an executive's compensation exceeds $1 million.

     Compensation qualifies for the exception for performance based compensation if the following requirements are met: (a) it is paid solely on account of the attainment of one or more performance goals; (b) the relevant performance goal is preestablished by a committee consisting of two or more 'outside directors' (as defined in Code Section 162(m) and the Treasury Department Regulation thereunder) (the 'Compensation Committee'); (c) the material terms under which the compensation is to be paid, including the performance goals, are adequately disclosed to and approved by the shareholders of the publicly held corporation; and (d) the Compensation Committee certifies that prior to the payment of the compensation, the performance goals and all other material terms were satisfied.

     Generally, compensation attributable to a stock option or a stock appreciation right is deemed to be qualified performance based compensation if:
(a) the grant or award is made by the Compensation Committee; (b) the plan states the maximum number of shares with respect to which the stock options or stock appreciation rights may be granted to any employee during a specified period; and (c) under the terms of the option or stock appreciation right, the amount of compensation that an employee may receive under the grant is based solely on an increase in value of the stock after the date of the grant
(however, if a stock option is granted for less than the fair market value of the stock at the time of grant, no compensation attributable to that option will be considered qualified performance based compensation). While it is intended that the award of stock options and stock appreciation rights under the 1992 Incentive Plan will satisfy the requirements of Section 162(m) of the Code for performance based compensation so that the income recognized in connection with such awards will not be included in a 'covered employee's' compensation for the purpose of determining whether such covered recipient's compensation exceeds $1,000,000, due to the limited evidence that exists, the effect of

Section 162(m) on the deductibility of such 'covered employee' compensation cannot be ascertained with certainty.

SUMMARY OF THE 1992 INCENTIVE PLAN

     The following description of the 1992 Incentive Plan is a summary that does not give effect to any of the proposed amendments. The Plan was adopted by the Board of Directors on March 13, 1992 and was approved at the Corporation's 1992 Annual Meeting of Stockholders.

     Types of Awards and Shares Subject to Plan. The 1992 Incentive Plan provides for the granting of optional restricted stock awards, stock appreciation rights ('SARs'), performance awards, and other stock-based awards (the 'Plan Awards') to employees and officers of the Corporation to purchase not more than 1,000,000 shares of Common Stock, subject to adjustment under certain circumstances. As of March 31, 1996, options to purchase 606,146 shares of Common Stock have been granted under the 1992 Incentive Plan at exercise prices ranging from $6.875 to $16.75. Of the options granted, 94,707 have been cancelled, leaving a total of 488,561 available for future grants under the 1992 Incentive Plan. A grant of options to purchase 72,500 shares of Common Stock at a price of $16.75 to Sol J. Barer in February 1996 is subject to stockholder approval of the proposed amendments to the 1992 Incentive Plan. As of May 3, 1996, the market value of a share of Common Stock was $15.00.

     Purpose. The 1992 Incentive Plan is designed to provide a means of giving existing and potential selected management and key employees an increased opportunity to acquire a proprietary interest in the Corporation, thereby maintaining and strengthening their desire to remain with or join the Corporation.

     Administration. The 1992 Incentive Plan is administered by the Committee which consists of two or more persons appointed by the Board of Directors. Subject to any general guidelines established by the Board of Directors, the Committee has full and final authority to determine the persons to whom, and the time or times at which, Plan Awards are granted, the number of shares subject to each Plan Award, the number of options which shall be treated as incentive stock options, the duration of each option, the specific restrictions applicable to restricted stock awards and other Plan Awards, and other terms and provisions of each Plan Award. In determining persons who are to receive options, restricted stock awards, or SARs and the number of shares to be covered by each option and restricted stock award, the Committee considers, among other things, the person's position, responsibilities, service, accomplishments, and such person's present and future value to the Corporation. The 1992 Incentive Plan became effective on March 13, 1992. No awards will be granted under the 1992 Incentive Plan after March 12, 2002, but unless otherwise expressly provided in the 1992 Incentive Plan or an awards agreement, a Plan Award may extend beyond such date.

     Stock Options. The term of options granted under the 1992 Incentive Plan are fixed by the Committee; however, such term may not exceed 10 years from the date of grant (or in the case of an incentive stock option granted to a 10% stockholder, 5 years from the date of grant). The purchase price per share of Common Stock purchasable under any option will not be less than 100% of the fair market value of the stock on the date of grant of the option (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of the fair market value). The Committee may provide that options will be exercisable in full at any time or from time to time during the option term or provide for the exercise thereof in such installments at such times as the Committee determines, subject to the 'Change in Control' provisions of the 1992 Incentive Plan. Options may be exercised by payment in full of the purchase price, either in cash or, in whole or in part, in Common Stock having a fair market value on the date the option is exercised equal to the option price, provided that no stock may be used by a participant as payment for the exercise price of an option unless the stock has been held by the participant for at least six months. Therefore, the 1992 Incentive Plan permits 'pyramiding' by optionees. Pyramiding occurs when an optionee exercises stock options in increasing portions by using each portion and the appreciation inherent in the shares obtained to exercise a larger portion of the option. Theoretically, by using this approach, an optionee could purchase one share for cash and continue to use the shares obtained to exercise the entire option in successively larger exercises. The result could be that the optionee would receive shares of Common Stock equal in value to the differential between market price and option purchase price with only a minimal cash payment.

     Stock Appreciation Rights. Upon exercise of an SAR, the holder thereof will be entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares over the exercise price of the SAR. The exercise price (which may not be less than the fair market value of the shares on the date of grant) and other terms of the SAR will be determined by the Committee. Payment by the Corporation upon exercise of an SAR will be in cash, stock, or other property, or any combination thereof, as the Committee determines. Unless otherwise determined by the Committee, any related stock option will no longer be exercisable to the extent that an SAR has been exercised, and the exercise or termination of an option will cancel the related SAR (in the case of the exercise, to the extent thereof).

     Restricted Stock. Restricted stock awards may not be disposed of by the recipient until certain restrictions established by the Committee lapse. Recipients will not be required to provide cash consideration other than any minimum amount required by law. Recipients will have with respect to restricted stock awards all of the rights of a stockholder of the Corporation, including the right to vote the shares and the right to receive any cash dividends, unless the Committee otherwise determines. Upon termination of employment during the restriction period, the restricted stock award will be forfeited, in whole or in part, subject to such exceptions, if any, as may be authorized by the Committee.

     Performance Awards. From time to time, the Committee may select a period during which performance criteria approved by the Committee will be measured for the purpose of determining the extent to which a performance award has been earned. Performance awards may be denominated or payable in Plan Awards, cash, or other property.

     Other Stock-Based Awards. The Committee is also authorized to grant to participants, either alone or in addition to other Plan Awards granted under the 1992 Incentive Plan, awards of stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, the Common Stock ('other stock-based awards'). Other stock-based awards may be paid in Common Stock, cash, other Plan Awards, or any other form of property as the Committee determines. Other stock-based awards will contain provisions dealing with the disposition of the award if a participant's employment terminates before exercise, realization, or payment of the award.

     Adjustments and Amendments of the 1992 Incentive Plan. Adjustments in the 1992 Incentive Plan and in outstanding options will be made to reflect stock dividends, recapitalization, and similar events. The Board of Directors has the right to amend, suspend, or terminate the 1992 Incentive Plan at any time; provided, however, that unless first duly approved by the holders of Common Stock entitled to vote thereon, no amendment or change may be made in the 1992 Incentive Plan: (a) increasing the total number of shares that may be issued under the 1992 Incentive Plan; (b) changing the eligibility requirements; (c) changing the purchase price previously specified for the shares subject to the options; or (d) extending the period during which Plan Awards may be granted or exercised under the 1992

Incentive Plan; or (e) changing the method of calculating payments in respect of SARs. The 1992 Incentive Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 1992 Incentive Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

     Change in Control. If during a two-year period following a change in control of the Corporation (as defined in the 1992 Incentive Plan), (i) there is a change in an employee's title or a significant change in the nature or scope of his employment or duties and such person terminates his employment within 90 days following such change or (ii) the recipient's employment by the Corporation is terminated without cause (as defined in the 1992 Incentive Plan), then all options, SARs, and performance awards outstanding will become immediately and fully exercisable, and all restrictions applicable to restricted stock awards will automatically terminate.

     Non-Assignability of Plan Awards. No Plan Award may be assignable or transferable by the recipient, except by will or by the laws of descent and distribution, provided that such restriction on the transfer or assignment of a restricted stock award shall expire upon the date of expiration of the related restriction period. During the lifetime of a recipient, Plan Awards may be exercisable only by him or his personal representative or guardian. No Plan Award or interest therein may be pledged, attached, or otherwise encumbered other than in favor of the Corporation.

     Certain Federal Income Tax Consequences. The principal Federal income tax consequences with respect to stock options, SARs, and restricted stock awards granted pursuant to the 1986 Plan, the 1992 Incentive Plan, or the Directors' Plan are summarized below:

          Incentive Stock Options. Certain options granted or to be granted under the 1986 Plan or the 1992 Incentive Plan will be incentive stock options as defined in the Code, provided that such options satisfy the requirements under the Code therefor. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the optionee or a deduction to the Corporation. The sales of Common Stock received pursuant to the exercise of an option which satisfied all the requirements of an incentive stock option, as well as the holding period requirement described below, will result in a long-term capital gain or loss to the optionee equal to the difference between the amount realized on the sale and the option price and will not result in a tax deduction to the Corporation. To receive incentive stock option treatment, the optionee must not dispose of the Common Stock purchased pursuant to the exercise of an option either (i) within two years after the option is granted, or (ii) within one year after the date of exercise.

          If all requirements for incentive stock option treatment other than the holding period rules are satisfied, the recognition of income by the optionee is deferred until disposition of the Common Stock, but, in general, any gain (in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise (or, with respect to officers and directors, the date that sale of such stock would not create liability ('Section 16(b) liability') under Section 16(b) of the Securities Exchange Act of 1934) minus the option price or (ii) the amount realized on the disposition minus the option price) is treated as ordinary income. Any remaining gain is treated as long-term or short-term capital gain depending on the optionee's holding period for the stock disposed of. The Corporation generally will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee.

          Each of the 1986 Plan and the 1992 Incentive Plan provides that an optionee may pay for Common Stock received upon the exercise of an option (including an incentive stock option) with other shares of Common Stock. In general, an optionee's transfer stock acquired pursuant to the exercise of a 'statutory option,' which includes an incentive stock option, to acquire other stock in connection with the exercise of an incentive stock option may result in ordinary income if the transferred stock has not met the minimum statutory holding period necessary for favorable tax treatment as an incentive stock option. For example, if an optionee exercises an incentive stock option and uses the stock so acquired to exercise another incentive stock option with the two-year or one-year holding periods discussed above, the optionee may realize ordinary income under the rules summarized above.

          In addition, (i) any entitlement to a tax deduction on the part of the Corporation is subject to the applicable Federal tax rules (including, without limitation, Code Section 162(m) regarding the $1,000,000 limitation on deductible compensation), (ii) the exercise of an ISO may have implications in the computation of alternative minimum taxable income, and
     (iii) in the event that the exercisability or vesting of any Plan Award is accelerated because of a change in control, payments relating to the Plan Awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes.

          Non-Qualified Stock Options. Options which do not qualify as incentive stock options are herein referred to as nonqualified stock options. An optionee will realize no income at the time he is granted a non-qualified stock option. Such conclusion is predicated on the assumption that, under existing Treasury Department regulations, a non-qualified stock option, at the time of its grant, has no readily ascertainable fair market value. Except with respect to the exercise of a non-qualified stock option for stock which is 'not transferable' and subject to a 'substantial risk of forfeiture,' as described below, ordinary income will be realized when a non-qualified stock option is exercised. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to an optionee over the option price. The optionee's holding period with respect to the shares acquired will begin on the date of exercise.

          Special rules are applicable to stock which is 'not transferable' and subject to a 'substantial risk of forfeiture.' In general, such stock (i) is subject to a substantial risk of forfeiture if the optionee's right to full enjoyment of the stock is conditioned upon the future performance of substantial services and (ii) is not transferable if a transferee would take the stock subject to the same restrictions. Stock acquired pursuant to the exercise of an option as to which a service requirement is imposed could be so treated.

          Unless the optionee elects to be taxed at the time of exercise (an '83(b) election'), the optionee will recognize ordinary income on the first day that the stock is either transferable or not subject to a substantial risk of forfeiture. In the case of any other stock subject to a service requirement, this will depend on the individual facts and circumstances. The ordinary income in such case will be the excess of the fair market value of the stock on such date over the option price and the optionee's holding period will begin on that day.

          If the optionee makes an 83(b) election, he will recognize ordinary income on the date of exercise equal to the excess of the fair market value of such stock at the time of exercise over the option price. The optionee's holding period with respect to such stock will begin on the date of exercise.

          The tax basis of the stock acquired upon the exercise of any option will be equal to the sum of (i) the exercise price of such option and (ii) the amount included in income with respect to such option. Any gain or loss on a subsequent sale of the stock will be either long-term or short-term capital gain or loss, depending on the optionee's holding period for the stock disposed of.

          The Corporation generally will be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of the option. The deduction will be allowed for the taxable year of the Corporation in which or with which ends the taxable year of the optionee in which such ordinary income is recognized.

          In addition, (i) any entitlement to a tax deduction on the part of the Corporation is subject to the applicable Federal tax rules (including, without limitation, Code Section 162(m) regarding a $1,000,000 limitation on deductible compensation), and (ii) in the event that the exercisability or vesting of any Plan Award is accelerated because of a change in control, payments relating to the Plan Awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes.

          SARs. No Federal income tax consequences are incurred by the Corporation or the holder at the time an SAR is granted pursuant to the 1992 Incentive Plan. However, upon the exercise of an SAR, the holder will realize ordinary income for Federal income tax purposes equal to the amount of cash or the value of property received by him. The Corporation generally will be entitled at such time to a deduction for Federal income tax purposes in the same amount. If the holder of an SAR receives Common Stock upon the exercise of such right, the holder's basis in such Common Stock will be its fair market value on the date of receipt and the holding period will begin on such date. Any gain or loss realized upon the sale of such Common Stock will be either long-term or short-term capital gain or loss, depending on the optionee's holding period for the Common Stock.

          In addition, (i) any entitlement to a tax deduction on the part of the Corporation is subject to the applicable Federal tax rules (including, without limitation, Code Section 162(m) regarding the $1,000,000 limitation on deductible compensation), and (ii) in the event that the exercisability or vesting of any Plan Award is accelerated because of a change in control, payments relating to the Plan Awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes.

          Restricted Stock Awards. The Federal income tax consequences of a restricted stock award granted under the 1986 Plan, the 1992 Incentive Plan, or the Directors' Plan will depend, in large measure, on the restrictions placed on the stock.

          In general, if the stock is 'not transferable' and subject to a 'substantial risk of forfeiture,' as described above, then, unless the recipient makes an 83(b) election, he will recognize ordinary income equal to the fair market value of the stock on the first day the stock is either transferable or not subject to a substantial risk of forfeiture. The recipient's holding period will begin on that day. If the recipient makes an 83(b) election, he will recognize ordinary income equal to the fair market value of the stock at the time of the award and his holding period will begin on that day. The tax basis of the stock will equal the amount included in income. Any gain or loss on a subsequent sale of the stock will be either long-term or short-term capital gain or loss depending on the recipient's holding period. The Corporation generally will be entitled to a deduction equal to the amount of ordinary income recognized by the recipient.

          In addition, (i) officers and directors of the Corporation subject  to
     Section 16(b) liability may be subject to special rules regarding the income tax consequences concerning their restricted stock, (ii) any entitlement to a tax deduction on the part of the corporation is subject to the applicable Federal tax rules (including, without limitation, Code
     Section 162(m) regarding the $1,000,000 limitation on deductible compensation), and (iii) in the event that the exercisability or vesting of any Plan Award is accelerated because of a change in control, payments relating to the Plan Awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes. Awards of restricted stock generally do not satisfy the exception for performance-based compensation under code Section 162(m).

     See page 12 of this Proxy Statement for a discussion of Section 162(m) of the Code.

PROPOSED AMENDMENTS

     The proposed amendments to the 1992 Incentive Plan affect the following aspects of the 1992 Incentive Plan. The following is a summary and is qualified in its entirety by reference to the 1992 Incentive Plan, a copy of which is annexed as Exhibit A.

     Administration. The amendments provide that the 1992 Incentive Plan shall henceforth be administered by the Committee as appointed from time to time by the Board of Directors of the Corporation, which committee shall be comprised solely of two or more outside directors as defined under Section 162(m) of the Code and the Treasury Department regulations thereunder.

     Interpretation. The amendments stipulate that the 1992 Incentive Plan is intended to comply with the exception for performance based compensation under
Section 162(m) of the Code and the Treasury Department regulations thereunder with regard to stock options and stock appreciation rights granted under the 1992 Incentive Plan and shall be limited, construed and interpreted in a manner so as to comply therewith.

     Individual Limitations. The maximum number of shares of Common Stock which may be subject to any stock option that may be granted to an eligible individual (as determined pursuant to Section 4 entitled 'Eligibility') shall not exceed 250,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 10 (entitled 'Adjustments upon Changes in Capitalization')) for each calendar year during the entire term of the Plan. The maximum number of stock appreciation rights, whether granted alone or in addition to other Plan Awards and whether or not related to a specific stock option granted under the Plan, that may be granted to an eligible individual (as determined pursuant to Section
4) shall not  exceed 250,000 (subject  to any increase  or decrease pursuant  to
Section 10) for each calendar year during the entire term of the Plan. To the extent that shares of Common Stock for which stock options or stock appreciation rights are permitted to be granted to an eligible individual pursuant to Section 3(b) (entitled 'Individual Limitations') during a calendar year are not covered by a grant of an option or a stock appreciation right during the calendar year, such shares of Common Stock shall not be available for grant of stock options or stock appreciation rights, as applicable, in any subsequent calendar year during the term of the Plan.

     Adjustments. The plan is amended to provide that the Board of Directors shall have the right to amend, suspend, or terminate the Plan at any time; provided, however, that no such action shall affect or in any way impair the rights of a recipient under any Plan Award theretofore granted; and, provided, further, that unless first duly approved by the stockholders of the Corporation entitled to vote thereon at a meeting (which may be the annual meeting) duly called and held for such purpose, except as provided in Section 10, or by a consent of stockholders, no amendment or change shall be made in the Plan: (a) increasing the total number of shares which may be issued or transferred under the Plan, including but not limited to the maximum limits for a calendar year under Section 3(b) with regard to both stock options and stock appreciation rights (except by operation of Section 10); (b) changing the purchase price hereinbefore specified for the shares subject to options; (c) changing the provisions of Section 8(a) (concerning stock appreciation rights); (d) extending the period during which Plan Awards may be granted or exercised; (e) changing the designation of persons eligible to receive Plan Awards; or (f) which would require stockholder approval in order for the Plan to continue to comply with the exception for performance based compensation under Section 162(m) with regard to stock options and stock appreciation rights.

                                 PROPOSAL THREE
                              INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG Peat Marwick LLP, independent certified public accountants, to audit the books and records of the Corporation for the current year, and the Board recommends that the stockholders of the Corporation confirm such appointment.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting of stockholders and will be given an opportunity to make a statement if they so desire. They are expected to be available to respond to appropriate questions.

                            STOCKHOLDERS' PROPOSALS

     Stockholders of the Corporation wishing to include proposals in the proxy material in relation to the annual meeting of the Corporation to be held in 1997 must submit the same in writing so as to be received at the executive office of the Corporation on or before January 15, 1997. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.

                                          By Order of the Board of Directors,
                                          JOHN W. JACKSON
                                          Chairman of the Board and
                                          Chief Executive Officer

May 13, 1996

STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                       EXHIBIT A

       (LANGUAGE WHICH IS CHANGED BY THE AMENDMENTS TO THE 1992 LONG-TERM
         INCENTIVE PLAN TO BE APPROVED BY STOCKHOLDERS IS IN ITALICS.)

                              CELGENE CORPORATION
                         1992 LONG-TERM INCENTIVE PLAN

1. PURPOSE

     The purpose of this 1992 Long-Term Incentive Plan (the 'Plan') is to encourage and enable selected management (excluding non-employee directors) and other key employees of Celgene Corporation (the 'Company') or a parent or subsidiary of the Company to acquire a proprietary interest in the Company through the ownership of common stock, par value $.01 per share (the 'Common Stock'), of the Company. Such ownership will provide such persons with a more direct stake in the future welfare of the Company and encourage them to remain with the Company or a parent or subsidiary of the Company. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Company or a parent or subsidiary of the Company. Pursuant to the Plan, such persons may be granted stock options, restricted stock awards, stock appreciation rights, performance awards, and other stock-based awards (collectively, 'Plan Awards').

     As used herein, the term 'parent' or 'subsidiary' shall mean any present or future corporation which is or would be a 'parent corporation' or 'subsidiary corporation' of the Company as the term is defined in Section 424 of the Internal Revenue Code of 1986, as amended (the 'Code') (determined as if the Company were the employer corporation).

2. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by a Management Compensation and Development Committee (the 'Committee') as appointed from time to time by the Board of Directors of the Company, which committee shall be comprised solely of two or more outside directors as defined under Section 162(m) of the Code and the Treasury regulations thereunder. No person while a member of the Committee or any other committee of the Board of Directors administering the Plan shall be eligible to receive a Plan Award or shall have received a Plan Award during the one-year period preceding the commencement of his service on the Committee or any other such committee.

     In administering the Plan, the Committee shall follow any general guidelines not inconsistent with the Plan established by the Board of Directors and may adopt rules and regulations for carrying out the Plan. The interpretation and decision made by the Committee with regard to any question arising under the Plan shall be final and conclusive on all persons participating or eligible to participate in the Plan. Subject to the provisions of the Plan and any guidelines established by the Board of Directors, the Committee from time to time shall determine the terms and conditions of all Plan Awards, including, but not limited to, the persons to whom, and the time or times at which, Plan Awards shall be granted, the number of shares subject to each Plan Award, the number of options which shall be treated as incentive stock options (as described in Section 422 of the Code), the duration of each option, the specific restrictions applicable to restricted stock awards and other Plan Awards, and other terms and provisions of each Plan Award. This Plan is intended to comply with the exception for performance based compensation under Section 162(m) of the Code and the Treasury regulations thereunder with regard to stock options and stock appreciation rights granted hereunder and shall be limited, construed and interpreted in a manner so as to comply therewith.

3. SHARES OF STOCK SUBJECT TO THE PLAN

(A) GENERAL LIMITATION

     Except as provided in Section 10, the aggregate number of shares that may be issued or transferred pursuant to Plan Awards shall not exceed 1,000,000 shares of Common Stock. Such shares of Common Stock available under the Plan may be authorized and unissued shares or previously issued shares acquired or to be acquired by the Company and held in treasury. Any shares subject to a Plan Award which for any reason terminates, expires, or is forfeited without the delivery to the holder of the Plan Award of Common Stock or other consideration may again be subject to a new Plan Award, except that shares subject to a restricted stock award that are forfeited after the holder thereof has received dividends or other benefits of ownership (excluding voting rights) shall not thereafter be available for grant pursuant to the Plan. If an option or related stock appreciation right is exercised for stock, the shares covered by such option shall not thereafter be available for grant pursuant to the Plan. Any shares of Common Stock that are used by a recipient as full or partial payment of withholding or other taxes or of the purchase price of shares of Common Stock acquired on the exercise of an option shall not thereafter be available for Plan Awards.

(B) INDIVIDUAL LIMITATIONS.

     The maximum number of shares of Common Stock which may be subject to any stock option that may be granted to an eligible individual (as determined pursuant to Section 4 herein) shall not exceed 250,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 10) for each calendar year during the entire term of the Plan. The maximum number of stock appreciation rights, whether granted alone or in addition to other Plan Awards and whether or not related to a specific stock option granted under the Plan, that may be granted to an eligible individual (as determined pursuant to Section 4 herein) shall not exceed 250,000 (subject to any increase or decrease pursuant to Section 10) for each calendar year during the entire term of the Plan. To the extent that shares of Common Stock for which stock options or stock appreciation rights are permitted to be granted to an eligible individual pursuant to this
Section 3(b) during a calendar year are not covered by a grant of an option or a stock appreciation right during the calendar year, such shares of Common Stock shall not be available for grant of stock options or stock appreciation rights, as applicable, in any subsequent calendar year during the term of the Plan.

4. ELIGIBILITY

     Plan Awards may be granted to management (excluding non-employee directors) and other key employees who are employed by the Company or a parent or subsidiary of the Company.

5. GRANTING OF PLAN AWARDS

     All Plan Awards shall be granted within 10 years from March 13, 1992.

6. OPTIONS

     Options shall be evidenced by stock option agreements in such form, not inconsistent with the Plan, as the Committee shall approve from time to time, which agreements need not be identical, and shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

          (a) Option Price. The purchase price under each stock option shall be not less than 100% of the fair market value of the Common Stock at the time the option is granted and not less than the par value of such Common Stock. In the case of an incentive stock option granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company (a '10% Stockholder'), actually or constructively under Section 424(d) of the Code, the option price shall not be less than 110% of the fair market value of the Common Stock subject to the option at the time of its grant. The fair market value of the Common Stock on any date shall be determined by the Committee in a manner consistent with the requirements of the Code.

          (b) Medium and Time of Payment. Stock purchased pursuant to the exercise of an option shall at the time of purchase be paid for in full in cash, or with shares of Common Stock, or a combination of cash and Common Stock to be valued at the fair market value thereof on the date of such exercise; provided, however, that any shares of Common Stock so delivered shall have been beneficially owned by the optionee for a period of not less than six months prior to the date of exercise. Upon receipt of payment and such documentation as the Company may deem necessary to establish compliance with the Securities Act of 1933, the Company shall, without stock transfer tax to the optionee or other person entitled to exercise the option, deliver to the person exercising the option a certificate or certificates for such shares. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of an option or options that the optionee pay, or make provision satisfactory to the Company for the payment of, any taxes (other than stock transfer taxes) which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon such exercise, including any Federal, state, or local withholding taxes. At the discretion of the Committee, such taxes may be paid in cash or by tender of the option holder or withholding by the Company of the number of shares of Common Stock whose fair market value equals the amount required to be withheld. At the discretion of the Committee, such taxes may be paid by the Company.

          (c) Waiting Period. The waiting period and time for exercising an option shall be prescribed by the Committee in each particular case; provided, however, that no stock option may be exercised after 10 years from the date it is granted. In the case of an incentive stock option granted to a 10% Stockholder, such option, by its terms, shall be exercisable only within five years from the date of grant.

          (d) Reload Options. The Committee shall have the authority (but not an obligation) to include within any option agreement a provision entitling the optionee to a further option (a 'Reload Option') if the optionee exercises the option evidenced by the option agreement, in whole or in part, by surrendering other shares of the Company held by the optionee for at least six months prior to such date of surrender in accordance with the Plan and the terms and conditions of the option agreement. Any such Reload Option shall not be an incentive stock option, shall be for a number of shares equal to the number of surrendered shares, the exercise price thereof shall be equal to the fair market value of the Common Stock on the date of exercise of such original option, shall become exercisable if the purchased shares are held for a minimum period of time established by the Committee, and shall be subject to such other terms and conditions as the Committee may determine.

7. RESTRICTED STOCK AWARDS

     Restricted stock awards shall be evidenced by agreements in such form, not inconsistent with the Plan, as the Committee shall approve from time to time, which agreements need not be identical, and shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

          (a) Forfeiture Period. The period and time during and the conditions and restrictions under which a restricted stock award is subject to forfeiture (the 'Restriction Period') shall be prescribed by the Committee in each particular case, subject to the provisions of Section 15.

          (b) Restrictive Legend and Stock Power. Each certificate evidencing shares of Common Stock subject to a restricted stock award shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such restricted stock award. The Committee may prescribe that the certificates evidencing such shares be held in escrow by a bank or other institution, or that the Company may itself hold such shares in escrow, until the restrictions thereon shall have lapsed and may require, as a condition of any restricted stock award, that the recipient shall have delivered a stock power endorsed in blank relating to the shares of Common Stock subject to the restricted stock award. Upon the termination of the Restriction Period with respect to any shares of Common Stock subject to a restricted stock award, the certificate evidencing such shares will be delivered out of escrow subject to the satisfaction by the recipient of applicable Federal and state securities laws and withholding tax requirements, including any Federal, state, or local withholding taxes. At the discretion of the Committee, such taxes may be paid in cash or by tender of the holder of restricted stock or withholding by the Company of the number of shares of Common Stock whose fair market value equals the amount required to be withheld. At the discretion of the Committee, such taxes may be paid by the Company.

8. STOCK APPRECIATION RIGHTS

     (a) A stock appreciation right means a right granted pursuant to the Plan to receive, upon the exercise of such right up to the excess of (i) the fair market value of one share of Common Stock on the date of exercise or at any time during a specified period before the date of exercise, over (ii) the fair market value of one share of Common Stock on the date of grant. Any payment by the Company in respect of such right may be made in cash, shares of Common Stock, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

     (b) Stock appreciation rights may be granted either alone or in addition to other Plan Awards granted under the Plan and may, but need not, relate to a specific stock option granted under the Plan. The provisions of stock appreciation rights need not be the same with respect to each participant. Any stock appreciation right related to a stock option may be granted at the same time such stock option is granted or at any time thereafter before exercise or expiration of such stock option. In the case of any stock appreciation right related to any stock option, the stock appreciation right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related stock option, except that a stock appreciation right granted with respect to less than the full number of shares of Common Stock covered by a related stock option shall only be reduced when the exercise or termination of the related stock option exceeds the number of shares not covered by the stock appreciation right. Any stock option related to any stock appreciation right shall no longer be exercisable to the extent the related stock appreciation right has been exercised. Unless otherwise determined by the Committee, the exercise date may not be earlier than six months after the date of grant and shall be limited to the period of time beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of earnings and ending on the twelfth business day following such release.

9. PERFORMANCE AWARDS; OTHER STOCK-BASED AWARDS

     (a) Performance awards may be granted under the Plan and may consist of stock options, restricted stock awards, stock appreciation rights, other stock-based awards, cash, or other property. The Committee shall prescribe the terms and conditions of such awards, including determining the type of Plan Award to be granted, the recipient thereof, the performance goals for each recipient, the time periods within which each performance goal must be attained, the determination date of the attainment of each goal, and the extent to which each goal has been attained. The provisions of performance awards need not be the same with respect to each participant.

     (b) The Committee is authorized to grant such other awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock (including, without limitation, phantom shares and securities convertible into shares of Common Stock), as are deemed by the Committee to be consistent with the purposes of the Plan, provided that such grants shall comply with applicable law. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such awards. Shares of Common Stock or other securities delivered pursuant to a purchase, exchange, or conversion right granted under this Section 9(b) shall be issued for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, shares of Common Stock other securities, other Plan Awards, or other property, or any combination thereof, as the Committee shall determine. Agreements relating to other stock-based awards shall contain provisions dealing with the disposition of such Plan Award in the event of termination of the participant's employment prior to exercise, realization, or payment of such Plan Award. The provisions of other stock-based awards need not be the same with respect to each participant.

10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     If dividends payable in Common Stock during any fiscal year of the Company exceed in the aggregate 5% of the Common Stock issued and outstanding at the beginning of such fiscal year, or if there is during any fiscal year of the Company one or more splits, subdivisions, or combinations of shares of Common stock resulting in an increase or decrease by more than 5% of the shares outstanding

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
at the beginning of the year, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, the number of shares subject to stock appreciation rights and the related fair market value thereof as of the date of grant shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any options theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price. Common Stock dividends, splits, subdivisions, or combinations during any fiscal year which do not exceed in the aggregate 5% of the Common Stock issued and outstanding at the beginning of such year shall be ignored for purposes of the Plan. All adjustments shall be made as of the day such action necessitating such adjustment becomes effective.

     In case the Company is merged or consolidated with another corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provisions for the protection of any Plan Awards by the substitution on an equitable basis of appropriate stock or other property of the Company, or appropriate stock or other property of the merged, consolidated, or otherwise reorganized corporation, provided only that such substitution of options or other property shall comply with the requirements of Section 424 of the Code, or
(ii) terminate all restrictions relating to restricted stock awards and give written notice to optionees that their options and any stock appreciation right or other Plan Award, which will become immediately exercisable notwithstanding any waiting period or other restriction otherwise prescribed by the Committee, must be exercised within 30 days of the date of such notice or they will be terminated.

11. TERMINATION AND AMENDMENT OF THE PLAN

     The Board of Directors shall have the right to amend, suspend, or terminate the Plan at any time; provided, however, that no such action shall affect or in any way impair the rights of a recipient under any Plan Award theretofore granted; and, provided, further, that unless first duly approved by the stockholders of the Company entitled to vote thereon at a meeting (which may be the annual meeting) duly called and held for such purpose, except as provided in
Section 10, or by a consent of stockholders, no amendment or change shall be made in the Plan: (a) increasing the total number of shares which may be issued or transferred under the Plan, including but not limited to the maximum limits for a calendar year under Section 3(b) with regard to both stock options and stock appreciation rights (except by operation of Section 10); (b) changing the purchase price hereinbefore specified for the shares subject to options; (c) changing the provisions of Section 8(a); (d) extending the period during which Plan Awards may be granted or exercised; (e) changing the designation of persons eligible to receive Plan Awards; or (f) which would require stockholder approval in order for the Plan to continue to comply with the exception for performance based compensation under Section 162(m) with regard to stock options and stock appreciation rights.

12. ADDITIONAL RESTRICTIONS RELATING TO INCENTIVE STOCK OPTIONS

     Without the written consent of the Company, no stock acquired by an optionee upon exercise of an incentive stock option granted hereunder may be disposed of by the optionee within two years from the date such incentive stock option was granted, nor within one year after the transfer of such stock to the optionee; provided, however, that a transfer to a trustee, receiver, or other fiduciary in any insolvency proceeding, as described in Section 422(c)(3) of the Code, shall not be deemed to be such a disposition. If Section 422 of the Code is amended during the term of the Plan, the Committee may modify the Plan consistently with such amendment.

13. TERMINATION DATE OF THE PLAN

     The Plan shall become effective March 13, 1992, the date of its adoption by the favorable vote of the majority of the Board of Directors of the Company, subject, however, to approval by the stockholders of the Company within 12 months next following such adoption by the Board of Directors; and if such approval is not obtained, the Plan and any and all Plan Awards granted during such interim period shall terminate and be of no further force or effect. The Plan shall, in all events, terminate on March 12, 2002, or on such earlier date as the Board of Directors of the Company may determine. Any option or stock appreciation right outstanding at the termination date shall remain outstanding until it has either expired or has been exercised. Any restricted stock award outstanding at the termination date shall remain subject to the terms of Plan until the restrictions thereon shall have lapsed. Any performance award or other stock-based award outstanding at the termination date shall remain subject to the terms of the Plan and such award.

14. DEATH, RETIREMENT, AND TERMINATION OF EMPLOYMENT

     (a) An employee's option or stock appreciation right which has not theretofore expired, shall terminate 30 days after the date of the termination for any reason, other than for cause (as defined in Section 15(a)(ii)), death, or Retirement (as hereinafter defined), of the employee's employment with the Company or a parent or subsidiary of the Company, subject to the condition that no option or stock appreciation right granted in connection with an option may be exercised in whole or in part after the expiration date of the option or more than 10 years after the date of grant of such option or stock appreciation right.

     (b) With respect to non-qualified options and stock appreciation rights, upon the termination of the employment of any employee due to retirement at age 60 or older or disability (as hereinafter defined) (collectively, 'Retirement'), the employee may, during a period (the 'Retirement Period') which is the longer of (i) up to 10 years after the date of grant of such option or stock appreciation right, such period to be set on a case by case basis by the Committee, or (ii) three years from the date of such termination, exercise such stock appreciation right or purchase some or all of the shares covered by the employee's non-qualified stock option which was exercisable under the Plan immediately prior to such termination.

     (c) With respect to incentive stock options, upon the termination of the employment of any such employee due to Retirement, the employee may, within three months after the date of such termination (12 months in the case of disability), purchase some or all of the shares covered by an incentive stock option which was exercisable under the Plan immediately prior to such termination; shares not purchased within three months (12 months in the case of disability) after the date of termination due to Retirement under such incentive stock option may be purchased during the Retirement Period, but no longer will be incentive stock option stock and will be non-qualified stock option stock; prior to such purchase, the option will remain subject to the provisions of the Plan governing incentive stock options.

     (d) Upon the death of any employee while in active service or of any such disabled or retired employee within the above-referenced periods, the person or persons to whom the employee's rights under an option or stock appreciation right are transferred by will or the laws of descent and distribution may, within 12 months after the date of the employee's death, exercise such stock appreciation right or purchase some or all of the shares to which the employee was entitled pursuant to the exercise of an option under the Plan, on the date of his death.

     (e) Leaves of absence pursuant to Section 16(d) shall not be deemed terminations or interruptions of employment. For purposes of this Section 14, 'disability' shall have the meaning provided in Section 22(e)(3) of the Code.

     (f) If a recipient of a performance award ceases to be an employee for any reason prior to the date that a determination with respect to the attainment of his performance goal would otherwise be made, such former employee's performance award shall terminate and no shares shall be issuable and no amounts shall be payable at any time, unless the Committee otherwise determines to issue some or all of the shares subject to such award or to pay some or all of such award to such former employee or his legal representative.

15. ACCELERATION OF VESTING

     (a) Following a Change in Control (as defined in Section 15(c)), an option, stock appreciation right, restricted stock award, or other Plan Award shall automatically be vested and immediately exercisable in full and any restrictions contained in any restricted stock award shall automatically terminate upon the occurrence of either of the following events:

          (i) change in an employee's title or a significant change in the nature or scope of the authorities, powers, functions, or duties normally attached to such employee's position with the Company within a two-year period after a Change in Control, and such person terminates his employment with the Company within 90 days after such change in title or duties; or

          (ii) termination of the recipient's employment by the Company without cause within a two-year period after a Change in Control. For purposes of
     Section 14(a) and this Section 15(a)(ii), 'cause' is defined as (a) the conviction by the holder of a Plan Award of a felony or a crime involving moral turpitude or (b) the commission by the holder of a Plan Award of a public or notorious act which subjects the Company to public disrespect, scandal, or ridicule and which adversely affects the value of the services to the Company of the holder of the Plan Award.

     In either of such events, notwithstanding the provisions of Section 14, a Plan Award holder may, within three years after the date of such termination (but not more than 10 years after the date of grant), exercise such Plan Award; provided, however, that upon the death of any such Plan Award holder within this three-year period, the person or persons to whom the Plan Award holder's rights are transferred by will or the laws of descent and distribution may, within 12 months after the date of the Plan Award holder's death (but not more than 10 years after the date of grant), exercise such Plan Award to the extent that the Plan Award holder was entitled to exercise such Plan Award on the date of his death.

     (b) The Committee shall have the authority at any time or from time to time accelerate the vesting of any Plan Award and to permit any Plan Award not theretofore exercisable to become immediately exercisable and to permit the immediate termination of any restrictions contained in any restricted stock award or other Plan Award.

     (c) For purposes hereof, a change in control (a 'Change in Control') shall be deemed to occur:

          (i) if any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, other than the Company or any of its subsidiaries, has become the beneficial owner, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, of 30 percent or more of the combined voting power of the Company's then outstanding voting securities; or

          (ii) when a majority of the directors elected at any special or annual meeting of stockholders are not individuals nominated by the Company's incumbent Board of Directors or when individuals who are members of the Company's Board of Directors at any one time shall immediately thereafter cease to constitute a majority of the Board of Directors.

16. MISCELLANEOUS PROVISIONS

     (a) Rights as an Employee. Nothing in the Plan, the grant or holding of a Plan Award, or in any agreement entered into pursuant to the Plan shall confer to holders of Plan Awards any right to continue in the employ of the Company or any parent or subsidiary of the Company or interfere in any way with the right of the Company or any parent or subsidiary of the Company to terminate the employment of a recipient at any time.

     (b) Rights as a Stockholder. Except as provided in Section 16(c), a recipient a restricted stock award shall have all of the rights of a stockholder with respect to all of the shares of Common Stock subject to the restricted stock award, including, without limitation, the right to vote such shares and to receive dividends in cash or other property or other distributions or rights in respect of such shares. A recipient of a Plan Award (other than a restricted stock award) shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to him for such shares, and, except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     (c) Non-Assignability of Plan Awards. No Plan Award shall be assignable or transferable by the recipient, except by will or by the laws of descent and distribution, provided that such restriction on the transfer or assignment of a restricted stock award shall expire upon the date of expiration of the related Restriction Period. During the lifetime of a recipient, Plan Awards shall be exercisable only by him or his personal representative or guardian. No Plan Award or interest therein may be pledged, attached, or otherwise encumbered other than in favor of the Company.

     (d) Leave of Absence. In the case of a holder of a Plan Award on all approved leave of absence, the Committee may, if it determines that to do so would be in the best interests of the Company, provide in a specific case for continuation of Plan Awards during such leave of absence, such continuation to be on such terms and conditions as the Committee determines to be appropriate, except that in no event shall an option or stock appreciation right be exercisable after 10 years from the date it is granted.

     (e) Other Restrictions. Each Plan Award shall be subject to the requirement that, if at any time the Board of Directors or the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Plan Award or the issue, transfer, or purchase of shares thereunder, such Plan Award may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company shall not be obligated to sell or issue any shares of Common Stock in any manner in contravention of the Securities Act of 1933 or any state securities law.

                           APPENDIX 1 -- PROXY CARD

                              CELGENE CORPORATION

                                     PROXY

     The undersigned hereby appoints John W. Jackson and Sol J. Barer, and each of them, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Celgene Corporation (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Proskauer Rose Goetz & Mendelsohn LLP, 26th floor, 1585 Broadway, New York, New York 10036 on Friday, June 14, 1996, at 1:00 p.m., local time, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt of which is hereby acknowledged).

                       (To be Signed on Reverse Side)

                                                           See Reverse Side

[X]  Please mark your
     votes as in this
     example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1), (2), and (3).

1. ELECTION OF DIRECTORS

   FOR all nominees listed below (except as marked to the contrary) [ ]

   WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

   Nominees: John W. Jackson, Sol J. Barer, Frank T. Cary,
             Richard C. E. Morgan, Walter L. Robb, Lee J. Schroeder, Arthur Hull Hayes, Jr.

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

   _____________________________________________________________________________

2. PROPOSAL TO APPROVE THE AMENDMENT TO THE 1992 LONG-TERM INCENTIVE PLAN.

         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. PROPOSAL TO APPROVE THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE CORPORATION.

         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

4. In their discretion upon such other matters as may properly come before the meeting.

          I will attend the meeting.[ ]     I will not attend the meeting. [ ]

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.



_____________________________________    Date ________________________
             Signature



_____________________________________    Date _________________________
    Signature if held jointly

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         Please return promptly in the enclosed postage-paid envelope.